UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     August 8, 2005
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                              Cytec Industries Inc.
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             (Exact name of registrant as specified in its charter)


    Delaware                         1-12372                     22-3268660
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(State or other jurisdiction         (Commission               (IRS Employer
  of incorporation)                   File Number)           Identification No.)

         Five Garret Mountain Plaza
         West Paterson, NJ                                           07424
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         (Address of principal executive offices)                 (Zip Code)



             Registrant's telephone number, including area code (973) 357-3100
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             (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a.-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition


On August 5, 2005, Cytec Industries Inc. issued a press release announcing its financial results for the quarter ended June 30, 2005. A copy of the press release is furnished as Exhibit 99.1 hereto.



Item 9.01 Financial Statements and Exhibits

(c) Exhibits.
    Exhibit 99.1    Press Release, dated August 5, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    Cytec Industries Inc.
                                                    ---------------------
                                                    (Registrant)

Date:  August 8, 2005                               /s/ James P. Cronin
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                                                    J.P. Cronin
                                                    Executive Vice President and
                                                    Chief Financial Officer

                                  Exhibit Index


Exhibit Number                                      Description
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99.1                                                Press Release dated
                                                    August 5, 2005